7. and 6. Note Receivable and Deferred Gain	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Receivables [Abstract]
7. Note Receivable and Deferred Gain

On June 1, 2015, the Company closed on the sale of TCP and SUM to Angell for a purchase price of $20,740,729, to be paid with $500,000 cash and a secured promissory note of $20,240,729 bearing interest at an annual rate of 6.00% and payable in 12 quarterly installments of $1,855,670 each. The Company and Angell also entered into a security and guarantee agreement and Apollo and Angell entered into software license and administrative services agreements. The down payment was received August 5, 2015.

In the event of default, Angell has 45 days to cure. If the default is uncured at the end of such period, the holder may declare all or any part of the note immediately due and payable or exercise any other rights and remedies under the Uniform Commercial Code. Interest on the note is accrued monthly and is added to the note’s principal balance. As of June 30, 2015 a total of $99,000 in interest receivable was accrued.

ASC 450-30-25-1 and SEC SAB Topic 13.A state, in part, that gains should not be recognized prior to their realization, consequently, the Company has deferred the $17,783,890 of gain associated with the sale and recorded such on the balance sheet as an offset to the note receivable. The deferred gain will be recognized on a pro rata basis as payments on the note are received.

The note receivable at December 31, 2013 consisted of $140,000 advanced to DEG on November 25, 2013. The note bore interest at 8.00% and was payable in monthly installments on the last day of each month. The note was repaid on January 2, 2014 upon closing of the acquisition of DEG.